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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  (X)
Filed by a Party other than the Registrant   ( )

Check the appropriate box:

( )   Preliminary Proxy Statement           ( )   Confidential, for Use of the
( )   Definitive Proxy Statement                  Commission Only (as permitted
(X)   Definitive Additional Materials             by Rule 14c-6(e)(2)
( )   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

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                                  E*TRADE Funds

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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( )  Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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E*TRADE Funds
Notice of OCTOBER 29, 2003 SPECIAL MEETING and online Proxy Vote

September 10, 2003

Dear E*TRADE Funds Shareholder:

The E*TRADE Funds shareholder meeting is scheduled for October 29, 2003. Prior to this meeting, we would like to have you vote on a few issues that will affect the future of E*TRADE Funds. Your vote is very important and voting will only take a few minutes.

This e-mail provides the information you will need to view the E*TRADE Funds Proxy Statement online and to vote your shares. The E*TRADE Funds' Board of Trustees recommends that you vote FOR each item. Your vote is very important regardless of how many E*TRADE Funds or how many shares you own. Please take a few minutes to vote the proxy today so that your voice can be heard. The entire process is electronic and can be done by following the simple directions below.

If you have any questions about this please call 866-325-2375.

We thank you in advance for your time and vote.

Sincerely,

E*TRADE Funds



To view and print the E*TRADE Funds Proxy Statement, please go to the web site http://adp.mobular.net/adp/24/7/8/
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To vote your E*TRADE Funds proxy over the Internet, go to the web site
http://www.proxyweb.com
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To access your proxy card, you will need to enter your control number exactly as it appears below.

CONTROL NUMBER: NNNNNN

Your vote counts so take a moment to vote today. Thank you.

This material is intended for shareholders who have received a copy of the appropriate E*TRADE Funds prospectus. For a current prospectus containing more complete information, please access etradefunds.etrade.com. Please read the prospectus carefully before you invest.